Exhibit 99.2

Black Spade Acquisition Co Announces Intention to Voluntarily Delist from NYSE

American LLC, Conditional Upon Consummation of its Pending Business Combination

with VinFast Auto Ltd.

HONG KONG – August 10, 2023 – Black Spade Acquisition Co (the “Company”) today announced that, in connection with its proposed business combination (the “Business Combination”) with VinFast Auto Ltd. (“VinFast”), it intends to voluntarily delist its units, Class A ordinary shares and warrants from the NYSE American LLC (“NYSE American”), subject to the closing of the Business Combination.

The Company’s decision to voluntarily delist its units, Class A ordinary shares and warrants from the NYSE American is due to the fact that upon the consummation of the Business Combination, the Company will become a wholly owned subsidiary of VinFast, and VinFast’s ordinary shares and warrants are expected to be traded on the Nasdaq Stock Market LLC (“Nasdaq”), subject to the closing of the Business Combination and the fulfillment of all applicable listing requirements of Nasdaq.

Trading of VinFast’s ordinary shares and warrants is currently expected to begin on Nasdaq at market open on or about August 15, 2023 under the symbols “VFS” and “VFSWW”, respectively, following the consummation of the Business Combination. The last day of trading of the Company’s securities on NYSE American is expected to be on or about August 14, 2023. The delisting from NYSE American and the listing on Nasdaq are subject to the closing of the Business Combination and the fulfillment of all applicable listing requirements of Nasdaq.

About Black Spade Acquisition Co

Black Spade Acquisition Co (“BSAQ”) is a blank check company incorporated for the purpose of effecting a business combination (Special Purpose Acquisition Company). BSAQ was founded by Black Spade Capital, which runs a global portfolio consisting of a wide spectrum of cross-border investments, and consistently seeks to add new investment projects and opportunities to its portfolio. Learn more at: https://www.blackspadeacquisition.com.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between VinFast Auto Ltd. (“VinFast”) and Black Spade Acquisition Co (“BSAQ”), including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, VinFast’s or BSAQ’s expectations concerning the outlook for VinFast’s business, productivity, plans and goals for product launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of VinFast. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to VinFast and BSAQ, and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed within the prescribed time frame, which may adversely affect the price of BSAQ’s securities, (ii) the risk that investors of VinFast may not receive the same benefits as an investor in an underwritten public offering, (iii) the risk that the BSAQ securities may experience a material price decline after the proposed transaction, (iv) the adverse impact of any shareholder litigation and regulatory inquiries and investigations on VinFast’s business, (v) a reduction of trust account proceeds and the per share redemption amount received by shareholders as a result of third-party claims, (vi) the risk that the transaction may not be completed by BSAQ’s business combination deadline and extension period, (vii) the risk that distributions from trust account may be subject to claw back if BSAQ is deemed to be insolvent, (viii) the ability of VinFast to get approval for listing of its ordinary shares and warrants and comply with the continued listing standards of the Nasdaq, (ix) the failure to satisfy the conditions to the consummation of the transaction, certain of which are outside of BSAQ’s or VinFast’s control, (x) the ability of VinFast to achieve profitability, positive cash flows from operating activities and a net working capital surplus, (xi) the ability of VinFast to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (xii) risks associated with being a new entrant in the EV industry, (xiii) the risks that VinFast’s brand, reputation, public credibility and consumer confidence in its business being harmed by negative publicity, (xiv) VinFast’s ability to successfully introduce and market new products and services, (xv) competition in the automotive industry, (xvi) VinFast’s ability to adequately control the costs associated with its operations, (xvii) the ability of VinFast to obtain components and raw materials according to schedule at acceptable prices, quality and volumes acceptable from its suppliers, (xviii) VinFast’s ability to maintain relationships with existing suppliers who are critical and necessary to the output and production of its vehicles and to create relationships with new suppliers, (xix) VinFast’s ability to establish manufacturing facilities outside of Vietnam and expand capacity within Vietnam timely and within budget, (xx) the risk that VinFast’s actual vehicle sales and revenue could differ materially from expected levels based on the number of reservations received, (xxi) the demand for, and consumers’ willingness to adopt EVs, (xxii) the availability and accessibility of EV charging stations or related infrastructure, (xxiii) the unavailability, reduction or elimination of government and economic incentives or government policies which are favorable for EV manufacturers and buyers, (xxiv) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report VinFast’s financial condition, results of operations or cash flows, (xxv) battery packs failures in VinFast or its competitor’s EVs, (xxvi) failure of VinFast’s business partners to deliver their services, (xxvii) errors, bugs, vulnerabilities, design defects or other issues related to technology used or involved in VinFast’s EVs or operations, (xxviii) the risk that VinFast’s research and development efforts may not yield expected results, (xxix) risks associated with autonomous driving technologies, (xxx) product recalls that VinFast may be required to make, (xxxi) the ability of VinFast’s controlling shareholder to control and exert significant influence on VinFast, (xxxii) VinFast’s reliance on financial and other support from Vingroup and its affiliates and the close association between VinFast and Vingroup and its affiliates and (xxxiii) conflicts of interests with or any events impacting the reputations of Vingroup affiliates or unfavorable market conditions or adverse business operation of Vingroup and Vingroup affiliates. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VinFast’s registration statement on Form F-4 filed by VinFast with the U.S. Securities and Exchange Commission (the “SEC”), BSAQ’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023, BSAQ’s Quarterly Report on Form 10-Q for the three-months ended March 31, 2023, which was filed with the SEC on May 15, 2023, and other documents filed by VinFast and/or BSAQ from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. VinFast and BSAQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither VinFast nor BSAQ gives any assurance that either VinFast or BSAQ will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by VinFast or BSAQ or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between VinFast and BSAQ. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Business Combination, VinFast filed a registration statement on Form F-4 with the SEC (as may be amended from time to time, the “Registration Statement”) on June 15, 2023, which included a proxy statement of BSAQ and a prospectus of VinFast. The SEC declared the Registration Statement effective on July 28, 2023.

The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters voted upon at the meeting of BSAQ’s shareholders approving the Business Combination (and related matters). BSAQ also filed other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions.

Investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BSAQ through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by BSAQ may be obtained free of charge from BSAQ’s website at https://www.blackspadeacquisition.com/ or by written request to BSAQ at Black Spade Acquisition Co, Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central Hong Kong.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

BSAQ and VinFast and their respective directors and officers may be deemed to be participants in the solicitation of proxies from BSAQ’s shareholders in connection with the proposed transaction. Information about BSAQ’s directors and executive officers and their ownership of BSAQ’s securities is set forth in BSAQ’s filings with the SEC, including BSAQ’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023, and the Registration Statement. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

Black Spade Acquisition Co

Investor Relations	Tel: +852 3955 1316	Email: ir@blackspadeacquisition.com